Long-term investments - Summary of Total unrealized and realized gains and losses of equity securities without readily determinable fair values (Detail) - 12 months ended Dec. 31, 2019	CNY (¥)	USD ($)
Text Block [Abstract]
Gross unrealized gains (upward adjustments)	¥ 41,581,818	$ 5,972,854
Gross unrealized losses (downward adjustments excluding impairment)	0	0
Net unrealized gains and losses on equity securities held	41,581,818	5,972,854
Net realized gains on equity securities sold	0	0
Total net gains recognized in other income, net	¥ 41,581,818	$ 5,972,854